Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

December 31, 2023

Shares or Principal Amounts		Value
Common Stocks– 95.9%
Aerospace & Defense – 5.3%
BAE Systems PLC	11,425,696	$161,699,488
Automobiles – 1.4%
Toyota Motor Corp	2,326,800	42,754,826
Banks – 13.5%
BNP Paribas SA	1,991,117	137,560,171
Erste Group Bank AG	2,193,667	88,937,027
HDFC Bank Ltd	4,452,502	91,462,059
Natwest Group PLC	15,781,528	44,125,851
UniCredit SpA	1,947,647	52,810,222
		414,895,330
Beverages – 4.8%
Davide Campari-Milano NV	812,857	9,165,233
Diageo PLC	1,051,703	38,278,837
Heineken NV	998,226	101,303,477
		148,747,547
Biotechnology – 1.8%
Argenx SE (ADR)*	68,632	26,109,672
Ascendis Pharma A/S (ADR)*	146,401	18,439,206
Zai Lab Ltd (ADR)*,#	444,769	12,155,537
		56,704,415
Chemicals – 0.6%
Shin-Etsu Chemical Co Ltd	416,800	17,493,301
Commercial Services & Supplies – 3.0%
Rentokil Initial PLC	3,522,027	19,785,256
Secom Co Ltd	1,023,200	73,702,624
		93,487,880
Diversified Telecommunication Services – 4.4%
Deutsche Telekom AG	5,598,818	134,414,645
Electronic Equipment, Instruments & Components – 5.0%
Hexagon AB - Class B	6,428,950	77,121,895
Keyence Corp	176,100	77,594,921
		154,716,816
Entertainment – 2.4%
Liberty Media Corp-Liberty Formula One - Series C*	1,172,517	74,020,998
Health Care Equipment & Supplies – 2.5%
Hoya Corp	611,400	76,435,842
Hotels, Restaurants & Leisure – 2.7%
Entain PLC	6,543,933	82,912,502
Insurance – 6.6%
AIA Group Ltd	9,872,000	86,036,423
Beazley PLC	596,772	3,969,962
Dai-ichi Life Holdings Inc	5,368,900	113,943,459
		203,949,844
Metals & Mining – 4.5%
Teck Resources Ltd	3,249,596	137,376,309
Multiline Retail – 0.9%
JD.Com Inc - Class A	1,954,139	28,155,098
Oil, Gas & Consumable Fuels – 7.0%
Canadian Natural Resources Ltd	1,742,090	114,141,737
Gaztransport Et Technigaz SA	192,773	25,512,697
TotalEnergies SE	1,119,556	76,123,283
		215,777,717
Personal Products – 2.9%
Unilever PLC	1,850,888	89,633,665
Pharmaceuticals – 7.2%
AstraZeneca PLC	336,693	45,482,818
Daiichi Sankyo Co Ltd	518,000	14,226,812
Novartis AG	303,834	30,668,877
Novo Nordisk A/S - Class B	499,495	51,647,406
Sanofi	793,128	78,580,919
		220,606,832
Road & Rail – 1.0%
Full Truck Alliance Co (ADR)*	4,546,638	31,871,932
Semiconductor & Semiconductor Equipment – 11.0%
ASML Holding NV	167,938	126,366,876
SK Hynix Inc	465,748	51,179,112
Taiwan Semiconductor Manufacturing Co Ltd	8,379,000	161,927,554
		339,473,542

Shares or Principal Amounts		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 4.4%
LVMH Moet Hennessy Louis Vuitton SE	36,045	$29,187,395
Samsonite International SA (144A)*	31,711,500	104,578,664
		133,766,059
Trading Companies & Distributors – 3.0%
Ferguson PLC	481,978	92,657,365
Total Common Stocks (cost $2,450,825,051)		2,951,551,953
Preferred Stocks– 1.3%
Automobiles – 1.3%
Dr Ing hc F Porsche AG (144A)((cost $46,306,759)	466,871	41,175,099
Investment Companies– 2.6%
Money Markets – 2.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $78,848,530)	78,832,764	78,848,530
Investments Purchased with Cash Collateral from Securities Lending– 0%
Investment Companies – 0%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº,£	873,376	873,376
Time Deposits – 0%
Royal Bank of Canada, 5.3100%, 1/2/24	$218,344	218,344
Total Investments Purchased with Cash Collateral from Securities Lending (cost $1,091,720)		1,091,720
Total Investments (total cost $2,577,072,060) – 99.8%		3,072,667,302
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		6,962,091
Net Assets – 100%		$3,079,629,393

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$485,888,379	15.8%
Japan	416,151,785	13.5
France	346,964,465	11.3
Canada	251,518,046	8.2
United States	246,618,613	8.0
Netherlands	227,670,353	7.4
Hong Kong	190,615,087	6.2
Germany	175,589,744	5.7
Taiwan	161,927,554	5.3
India	91,462,059	3.0
Austria	88,937,027	2.9
Sweden	77,121,895	2.5
China	72,182,567	2.3
Denmark	70,086,612	2.3
Italy	61,975,455	2.0
South Korea	51,179,112	1.7
Switzerland	30,668,877	1.0
Belgium	26,109,672	0.9

Total	$3,072,667,302	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$660,933	$(1,441)	$(4,196)	$78,848,530
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	28,635∆	-	-	873,376
Total Affiliated Investments - 2.6%	$689,568	$(1,441)	$(4,196)	$79,721,906

	Value at 9/30/23	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 2.6%
Money Markets - 2.6%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	56,377,171	167,744,956	(145,267,960)	78,848,530
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Investment Companies - 0.0%
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	584,080	95,598,842	(95,309,546)	873,376

Schedule of Total Return Swaps
Counterparty/ Return Paid by the Fund	Return Received by the Fund	Payment Frequency	Termination Date	Notional Amount	Swap Contracts, at Value and Unrealized Appreciation/ (Depreciation)

UBS AG, London Branch:

Euro short-term rate + 0.55%	Ryanair Holdings PLC	At Maturity	1/15/25	27,200,730	EUR	$690,932

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2023

Total return swaps:
Average notional amount	$6,800,183

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2023 is $145,753,763, which represents 4.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

#	Loaned security; a portion of the security is on loan at December 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$2,951,551,953	$-	$-
Preferred Stocks	41,175,099	-	-
Investment Companies	-	78,848,530	-
Investments Purchased with Cash Collateral from Securities Lending	-	1,091,720	-
Total Investments in Securities	$2,992,727,052	$79,940,250	$-
Other Financial Instruments(a):
OTC Swaps	-	690,932	-
Total Assets	$2,992,727,052	$80,631,182	$-

(a)

Other financial instruments may include forward foreign currency exchange contracts, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts, futures contracts, and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Written options and written swaptions are reported at their market value at measurement date.

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

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